SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 2002


                           QUICKSILVER RESOURCES INC.

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             (Exact name of registrant as specified in its charter)

                                    DELAWARE

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                 (State or other jurisdiction of incorporation)

           001-14837                                    75-2756163
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     (Commission File Number)                  (IRS Employer Identification No.)

                          777 West Rosedale, Suite 300

                             Fort Worth, Texas 76104

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               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 665-5000

                                       N/A

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          (Former name or former address, if changed since last report)



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ITEM 5.  Other Events

     This Form 8-K/A amends the Registrant's Current Report on Form 8-K filed December 10, 2002 to correct a typographical error. The approximate amount of natural gas production added by the reported acquisition is 8.5 Mmcfd, not 8.5 Mcfd as previously reported. As amended, this Item 5 should read in its entirety as follows:

     On December 2, 2002, we completed an acquisition of Enogex Exploration Corporation's interests in natural gas properties located in Michigan, most of which we currently operate. We acquired approximately 46 Bcf of estimated proven reserves for $31,950,000, subject to downward closing adjustments. The purchased interests add approximately 8.5 Mmcfd of natural gas production to our current production. We financed the acquisition and related fees and expenses by utilizing available cash and additional borrowings under our existing credit facility. The transaction had an effective date of July 1, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  QUICKSILVER RESOURCES INC.



                                  By:   /s/ Bill Lamkin
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                                      Bill Lamkin, Executive Vice President
                                      and Chief Financial Officer


Dated:  December 16, 2002


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